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Exhibit 10.22

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATIONSTATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

WARRANT TO PURCHASE SHARES
OF COMMON STOCK OF
SENTO CORPORATION

(Void after 5:00 p.m., August 1, 2005)

        This certifies that Laurie S. Roop (the "Holder"), for value received, is entitled to purchase from Sento Corporation, a Utah corporation (the "Company"), having a place of business at 808 East Utah Valley Drive, American Fork, Utah 84003, a maximum of Twenty Thousand (20,000)fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at a price of Two and 70/100 Dollars ($2.70) per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Mountain time) on the date that is two (2) years from the date of this Warrant (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

        The Warrant is subject to the following terms and conditions:

        1.     Exercise; Issuance of Certificates; Payment for Shares. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share), which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor, for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

        2.     Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise.

        3.     Adjustment of Stock Purchase Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Stock Purchase Price of such securities shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a)   Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. If the Holder is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon exercise of the Warrant, the Company shall determine the allocation of the adjusted Stock Purchase Price between the classes of capital stock. After such allocation, the exercise privilege and the Stock Purchase Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a payment, subdivision, combination or reclassification is made.

          (b)   Adjustment in Exercise Price. Whenever the number of shares purchasable upon the exercise of each Warrant is adjusted as provided in this Section, the Stock Purchase Price payable upon exercise of each Warrant shall be adjusted by multiplying such Stock Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares purchasable immediately thereafter.

        4.     Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

        5.     No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such Holder for the Stock Purchase

Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

        6.     Warrants Transferable. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

        7.     Transfer to Comply with the Securities Act.

          (a)   This Warrant and the shares or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except, in the opinion of counsel reasonably satisfactory to the Company, to a person who is a person to whom the Warrant may be legally transferred without registration under the Securities Act or any state securities laws; and such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law, and then only against receipt of an agreement of such person to comply with the provisions of this Section 7 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required.

          (b)   The Holder, by acceptance of this Warrant, agrees that the shares to be issued upon exercise hereof are being acquired for the account of the Holder for investment and not with a view to, or for resale in connection with, the distribution thereof and that the Holder will not offer, sell or otherwise dispose of such shares except under circumstances which will not result in a violation of the Securities Act and all applicable state securities laws. The Holder represents that the Holder has no present intention of distributing or reselling the shares.

          (c)   The Company may cause the following legend, or one of similar substance, to be set forth on each certificate representing shares or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          THE SECURITIES OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BESOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASE, TRANSFER, ASSIGNMENT, PLEDGE OR GRANT OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES OF COMMON STOCK ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE SECURITIES IS THEREFORE LIMITED AND

  INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        8.     Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

        9.     Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        10.   Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

        11.   Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

        12.   Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Utah.

        13.   Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor in lieu of the lost, stolen, destroyed or mutilated Warrant.

        14.   Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall, in its sole discretion, either (i) pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors or (ii) issue the next largest whole number of shares.

        In Witness Whereof, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 1st day of August 2003.

SENTO CORPORATION
Name: Patrick F. O'Neal President and Chief Executive Officer
ATTEST:
Secretary

EXHIBIT A
SUBSCRIPTION FORM

        Date:

Sento Corporation
808 East Utah Valley Drive
American Fork, Utah 84003

Attn: President and Chief Executive Officer

Ladies and Gentlemen:

        The undersigned hereby elects to exercise the warrant issued to it by Sento Corporation (the "Company") and dated August 1, 2003 (the "Warrant") and to purchase thereunder            shares of the Common Stock of the Company (the "Shares") at a purchase price of 2 and 70/100 Dollars ($2.70) per Share or an aggregate purchase price of                        Dollars ($            ) the ("Purchase Price").

        Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

Very truly yours,
[Signature] Name: Title:

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WARRANT TO PURCHASE SHARES OF COMMON STOCK OF SENTO CORPORATION